Prospectus supplement dated June 6, 2017
to the following prospectus(es):
Next Generation Corporate Variable Universal Life, Future Executive VUL, BOA CVUL Future (NWL), and BAE Future Corporate FPVUL dated May 1, 2017
BOA TruAccord Variable Annuity, BOA CVUL Future (NLAIC), and BOA CVUL (NLAIC) dated May 1, 2008
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the contract/policy. Effective on or about June 12, 2017, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
BlackRock Variable Series Funds, Inc. – BlackRock Large Cap Core V.I. Fund: Class II	BlackRock Variable Series Funds, Inc. – BlackRock Advantage Large Cap Core V.I. Fund: Class II